UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         May  8, 2003

(Exact name of registrant as specified in its charter)

Maryland

0-1743

52-0735512

(State or other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer Identification No.)

10275 Little Patuxent Parkway Columbia, Maryland	21044-3456

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (410) 992-6000

Not Applicable

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  ( c ) Exhibits

Exhibit 99.1                                    2003 Segment Performance Guidance — The Rouse Company released May 8, 2003

Item 9.  Regulation FD Disclosure.

                Incorporated by reference is 2003 segment performance guidance released by the registrant on May 8, 2003, attached as Exhibit 99.1.  This information is being furnished pursuant to Item 12 — Results of Operations and Financial Condition, of Form 8-K.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                Management of the registrant discussed this guidance at its Annual Meeting of Shareholders on May 8, 2003.  This information is also available on the registrant’s internet website, www.therousecompany.com, by clicking “Investor Relations,” then “Financial Reports.”

Item 12.  Results of Operations and Financial Condition.

                See Item 9 of this Current Report on Form 8-K.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2003	THE ROUSE COMPANY

	By:	/s/ Melanie M. Lundquist
Melanie M. Lundquist
Senior Vice President and Corporate Controller

Exhibit Index:

99.1                           2003 Segment Performance Guidance — The Rouse Company released May 8, 2003